EXHIBIT 10(A)


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the caption "Financial Highlights" and "Independent Auditors" in each Prospectus, and "Independent Accountants" and "Financial Statements" in the Statement of Additional Information and to the use of our report dated February 4, 2004, with respect to the financial statements of PAX World Balanced Fund, PAX World Growth Fund, and PAX World High Yield Fund included in their Annual Report dated December 31, 2003 incorporated by reference into this Post-Effective Amendment Number 6 to the Registration Statement (Form N-1A No. 333-82133) of PAX World High Yield Fund, Inc.




                                                              ERNST & YOUNG LLP

Boston, Massachusetts
April 29, 2004